UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)      SEPTEMBER 30, 1998


                            QUAD SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)


             DELAWARE                       0-21504              23-2180139
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    (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)               File Number)        Identification No.)


  2405 MARYLAND ROAD, WILLOW GROVE, PENNSYLVANIA                    19090
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code        (215) 657-6202
                                                  ------------------------------


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         (Former name or former address, if changed since last report).


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On September 30, 1998, Quad Systems Corporation (the "Company") sold the Company's SMTech printer business, which consisted of substantially all of the assets and liabilities of SMTech Limited, to Speedline Technologies, Inc., a subsidiary of Cookson Group PLC, for $14.8 million in cash paid at closing, subject to a holdback of $750,000. In connection with the sale, the Company and Speedline's MPM division have entered into an agreement whereby Speedline/MPM will supply the Company on an OEM basis with the former SMTech stencil printer product line with any and all technological improvements and advancements to be made on the products by Speedline.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(b)      Pro forma financial information.

         It is impractical to provide the required pro forma financial information required under Item 7(b) of Form 8-K at the time this report on Form 8-K is required to be filed. In accordance with Item 7(b)(2) of Form 8-K, the Company will file the required pro forma financial information under cover of an amended Form 8-K as soon as practicable, but no later than December 14, 1998.

(c)      Exhibits.

         2.1 Agreement relating to the sale and purchase of the business and assets of SMTech Limited, dated September 30, 1998, between the Registrant, SMTech Limited and Speedline Technologies, Inc.

         2.2 Agreement relating to the goodwill and intellectual property assignment of SMTech Limited, dated September 30, 1998, between the Registrant, SMTech Limited and Speedline Technologies, Inc.

         2.3 Supply agreement dated September 30, 1998 between the Registrant and Speedline Technologies, Inc. for the resale of SMTech stencil printers (portions redacted pursuant to application to SEC for confidential treatment of certain provisions).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          QUAD SYSTEMS CORPORATION



Dated: October 14, 1998                  By:   /s/ ANTHONY R. DRURY
                                            --------------------------------
                                             Anthony R. Drury
                                             Senior Vice President, Finance
                                             and Chief Financial Officer
                                             (Principal Accounting Officer
                                             and duly authorized officer)



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                                  EXHIBIT INDEX


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


EXHIBIT NO.     DESCRIPTION                                                     PAGE NO.
-----------     -----------                                                     --------

    2.1 Agreement relating to the sale and purchase of the business and assets of SMTech Limited, dated September 30, 1998, between the Registrant, SMTech Limited and Speedline Technologies, Inc.

    2.2 Agreement relating to the goodwill and intellectual property assignment of SMTech Limited, dated September 30, 1998, between the Registrant, SMTech Limited and Speedline Technologies, Inc.

    2.3 Supply agreement dated September 30, 1998 between the Registrant and Speedline Technologies, Inc. for the resale of SMTech stencil printers (portions redacted pursuant to application to SEC for confidential treatment of certain provisions).

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